UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-23867
Capital Group Core Balanced ETF
(Exact name of registrant as specified in charter)

6455 Irvine Center Drive
Irvine, California 92618
(Address of principal executive offices)

Troy S. Tanner
6455 Irvine Center Drive
Irvine, California 92618
(Name and address of agent for service)
Registrant's telephone number, including area code:
(949) 975-5000
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2024
ITEM 1 - Reports to Stockholders

ANNUAL SHAREHOLDER REPORT
Capital Group Core Balanced ETF
CGBL
for the year ended December 31, 2024
Stock Exchange:
NYSE Arca, Inc.
This annual shareholder report contains important information about Capital Group Core Balanced ETF (the "fund") for the period from January 1, 2024 to December 31, 2024. You can find additional information about the fund at
capitalgroup.com/ETF-literature
. You can also request this information by contacting us at (800) 421-4225.

What were the fund costs for the last year?
(based on a hypothetical $10,000
inv
estment
)
Fund	Cost of $10,000 Investment	Costs paid as a percentage of a $10,000 investment
CGBL	$ 36	0.33%
Management's discussion of fund performance
The fund's shares gained 16.67%

for the year ended December 31, 2024. These results compare with a 15.04% gain for the 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index. For information on returns for additional periods, including the fund lifetime, please refer to
capitalgroup.com/ETF-returns
.
What factors influenced results
U.S. economic growth remained solid over the year, driven by strong consumer spending despite uncertainties over the presidential election, high interest rates and labor market. In September, the U.S. Federal Reserve cut interest rates for the first time since 2020 and followed with additional reductions in November and December. Short-term bond yields declined while longer term yields rose.
Within the fund, returns were positive across almost all sectors. Investments in companies within information technology, financials, communication services and consumer discretionary were particularly additive, with returns that outpaced the broader portfolio. The portfolio’s bond holdings rose modestly over the period, buoyed by high-yield bonds as well as sector and security selections.
The fund’s equity holdings in the energy sector declined overall. In the bond portfolio, impacts from duration positioning dampened results, partially offsetting positive contributions from curve positioning. Duration positioning refers to the strategic management of a portfolio's overall sensitivity to interest rate changes by adjusting the weighted average duration of its constituent bonds. Curve positioning involves selecting bonds with different maturities to take advantage of expected changes in the yield curve and optimizing the timing and structure of bond investments to seek to enhance overall returns. The bond portion overall generated lower returns than equities but offered diversification from equities and the potential to lower overall volatility of results.
How a hypothetical $10,000 investment has grown
Figures assume reinvestment of dividends and capital gains.

Average annual total returns
	1 year	Since inception 1
Capital Group Core Balanced ETF 2	16.67%	22.18%
S&P 500 Index 3	25.02%	30.63%
60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index 3	15.04%	20.40%
Bloomberg U.S. Aggregate Index 3	1.25%	6.26%
Effective July 24, 2024, the fund's primary benchmark changed from the 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index (the "Previous Primary Benchmark") to the S&P 500 Index, a broad-based index that represents the overall applicable securities market, as required by the SEC. The Previous Primary Benchmark provides a means to compare the fund's results to a benchmark that the investment adviser believes is more representative of the fund's investment universe. There is no change in the fund's investment strategies as a result of the benchmark change.
1
The fund began investment operations on September 26, 2023.
2
Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower.
3
Results assume all distributions are reinvested. Any market index shown is unmanaged, and therefore, has no expenses. Investors cannot invest directly in an index. Source(s): S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd.
The fund’s past performance is not a predictor of its future performance.
The line chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Key fund statistics
Fund net assets (in millions)	$ 1,386
Total number of portfolio holdings	69
Total advisory fees paid (in millions)	$ 1
Portfolio turnover rate	24%
Portfolio holdings by sector
(percent of net assets)
Availability of additional
information
Scan the QR code to view additional information about the fund, including its prospectus, financial information, holdings and information on proxy voting. Or refer to the web address included at the beginning of this report.
Important information
To reduce fund expenses, only one copy of most shareholder documents will be mailed to shareholders with multiple accounts at the same address (householding). If you would prefer that your documents not be householded, please contact Capital Group at
(800) 421-4225
, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Capital Group or your financial intermediary.
Lit. No. ETMXARX-314-0225 © 2025 Capital Group. All rights reserved.

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at capitalgroup.com.

ITEM 3 - Audit Committee Financial Expert

The Registrant's board has determined that Leslie Stone Heisz, a member of the Registrant's audit committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant1	(a) Audit Fees	(b) Audit-Related Fees	(c) Tax Fees	(d) All Other Fees
December 31, 2024	17,000	None	None	None
December 31, 2023	None	None	None	None
Adviser and Affiliates2
December 31, 2024	Not Applicable	44,000	None	None
December 31, 2023	Not Applicable	None	None	None
Registrant, Adviser and Affiliates3	(g) Aggregate
non-audit fees
December 31, 2024	44,000
December 31, 2023	None

1The audit fees represents fees billed for professional services rendered for the audit and review of the Registrant's annual financial statements. The audit-related fees represents fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant's financial statements, but not reported under "audit fees". The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns. The other fees represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported under the "audit fees", "audit-related fees", and "tax fees".

2This includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below. The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants. The tax fees consist of consulting services relating to the Registrant’s investments. The other fees consist of subscription services related to an accounting research tool.

3Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

(e1)(e2)(h) All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre- approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

(f)Not applicable.

(i)Not applicable.

(j)Not applicable.

ITEM 5 - Audit Committee of Listed Registrants

a)  The following individuals are members of the registrant's separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Vanessa C. L. Chang

Jennifer C. Feikin

Pablo R. Gonzalez Guajardo

Leslie Stone Heisz

William D. Jones

b)  Not applicable

ITEM 6 - Investments

The schedule of investments is included as part of the material filed under Item 7 of this Form.

ITEM 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies

Capital Group Core Balanced ETF
Financial Statements and Other Information
N-CSR Items 7-11
for the year ended December 31, 2024
Lit. No. ETGEFP4-314-0225 © 2025 Capital Group. All rights reserved.

Investment portfolio December 31, 2024

Common stocks 68.73%		Shares	Value (000)
Information technology 16.57%
	Broadcom, Inc.	402,362	$93,284
	Microsoft Corp.	109,407	46,115
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	171,326	33,835
	Apple, Inc.	70,362	17,620
	NVIDIA Corp.	114,788	15,415
	Oracle Corp.	56,119	9,352
	ASML Holding NV (ADR)	9,839	6,819
	Applied Materials, Inc.	24,875	4,045
	MicroStrategy, Inc., Class A1	11,080	3,209
			229,694

Financials 12.71%
	Apollo Asset Management, Inc.	152,223	25,141
	Aon PLC, Class A	47,110	16,920
	Arthur J. Gallagher & Co.	56,346	15,994
	Mastercard, Inc., Class A	24,975	13,151
	Ares Management Corp., Class A	71,276	12,618
	Visa, Inc., Class A	39,912	12,614
	Blackstone, Inc.	71,321	12,297
	Discover Financial Services	70,710	12,249
	JPMorgan Chase & Co.	44,301	10,619
	Capital One Financial Corp.	56,358	10,050
	Blue Owl Capital, Inc., Class A	401,925	9,349
	Wells Fargo & Co.	101,810	7,151
	KKR & Co., Inc.	46,354	6,856
	CME Group, Inc., Class A	24,283	5,639
	Intercontinental Exchange, Inc.	37,519	5,591
			176,239

Consumer discretionary 8.63%
	Booking Holdings, Inc.	5,894	29,284
	Home Depot, Inc.	52,729	20,511
	Royal Caribbean Cruises, Ltd.	73,345	16,920
	Amazon.com, Inc.[1]	74,884	16,429
	Starbucks Corp.	113,807	10,385
	Darden Restaurants, Inc.	41,900	7,822
	NIKE, Inc., Class B	96,264	7,284
	D.R. Horton, Inc.	41,940	5,864
	General Motors Co.	95,463	5,086
			119,585

Health care 7.81%
	Vertex Pharmaceuticals, Inc.[1]	64,505	25,976
	Gilead Sciences, Inc.	264,523	24,434
	Eli Lilly and Co.	25,549	19,724
	UnitedHealth Group, Inc.	34,962	17,686
	AbbVie, Inc.	53,457	9,499
	Novo Nordisk AS, Class B	70,193	6,086
	Thermo Fisher Scientific, Inc.	9,428	4,905
			108,310

Industrials 5.92%
	Boeing Co. (The)[1]	82,345	14,575
	L3Harris Technologies, Inc.	66,306	13,943
	Deere & Co.	28,469	12,062
	Caterpillar, Inc.	25,131	9,117
	Ingersoll-Rand, Inc.	88,419	7,998
	General Electric Co.	40,302	6,722
	TransDigm Group, Inc.	5,143	6,518
	Airbus SE, non-registered shares	35,285	5,657
	Southwest Airlines Co.	164,807	5,541
			82,133

Capital Group Core Balanced ETF	1

Common stocks (continued)		Shares	Value (000)

Communication services 5.65%
	Meta Platforms, Inc., Class A	69,823	$40,882
	Alphabet, Inc., Class C	126,203	24,034
	Comcast Corp., Class A	357,988	13,435
			78,351

Materials 4.58%
	Franco-Nevada Corp.	111,863	13,146
	ATI, Inc.[1]	211,479	11,640
	Royal Gold, Inc.	88,016	11,605
	Wheaton Precious Metals Corp.	197,620	11,114
	Lundin Mining Corp.	841,575	7,242
	Nucor Corp.	37,762	4,407
	First Quantum Minerals, Ltd.[1]	331,497	4,273
			63,427

Consumer staples 3.40%
	Philip Morris International, Inc.	227,860	27,423
	Constellation Brands, Inc., Class A	44,670	9,872
	Altria Group, Inc.	186,985	9,777
			47,072

Energy 2.14%
	Canadian Natural Resources, Ltd.	757,524	23,388
	ConocoPhillips	64,011	6,348
			29,736

Real estate 1.32%
	VICI Properties, Inc. REIT	329,463	9,624
	Extra Space Storage, Inc. REIT	57,827	8,651
			18,275
	Total common stocks (cost: $871,745,000)		952,822
Investment funds 30.84%
	Capital Group Core Plus Income ETF[2]	13,492,478	299,533
	Capital Group Core Bond ETF[2]	4,963,566	128,010
			427,543
	Total Investment funds (cost: $435,137,000)		427,543
Short-term securities 0.35%
Money market investments 0.35%
	Capital Group Central Cash Fund 4.50%[2,3]	48,282	4,829
	Total short-term securities (cost: $4,828,000)		4,829
	Total investment securities 99.92% (cost: $1,311,710,000)		1,385,194
	Other assets less liabilities 0.08%		1,056
	Net assets 100.00%		$1,386,250

2	Capital Group Core Balanced ETF

Investments in affiliates2

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)
Investment funds 30.84%
Capital Group Core Plus Income ETF	$36,987	$332,050	$65,348	$1,776	$(5,932)	$299,533	$9,697
Capital Group Core Bond ETF	—	130,921	—	—	(2,911)	128,010	1,324
Short-term securities 0.35%
Money market investments 0.35%
Capital Group Central Cash Fund 4.50% [3]	2,758	138,888	136,824	5	2	4,829	555
Total 31.19%				$1,781	$(8,841)	$432,372	$11,576

[1]	Security did not produce income during the last 12 months.
[2]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Rate represents the seven-day yield at 12/31/2024.

Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Refer to the notes to financial statements.

Capital Group Core Balanced ETF	3

Financial statements
Statements of assets and liabilities at December 31, 2024

(dollars and shares in thousands, except per-share amount)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $871,745)	$952,822
Affiliated issuers (cost: $439,965)	432,372	$1,385,194
Cash		50
Cash denominated in currencies other than U.S. dollars (cost: $—*)		— *
Receivables for:
Sales of fund’s shares	624
Dividends and interest	1,265	1,889
		1,387,133
Liabilities:
Payables for:
Purchases of investments	622
Investment advisory services	261	883
Net assets at December 31, 2024		$1,386,250
Net assets consist of:
Capital paid in on shares of beneficial interest		$1,329,691
Total distributable earnings (accumulated loss)		56,559
Net assets at December 31, 2024		$1,386,250
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Net assets		$1,386,250
Shares outstanding		44,404
Net asset value per share		$31.22

*	Amount less than one thousand.
Refer to the notes to financial statements.

4	Capital Group Core Balanced ETF

Financial statements (continued)
Statements of operations for the year ended December 31, 2024

(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $201; also includes $11,576 from affiliates)		$18,774
Fees and expenses:
Investment advisory services	$1,438
Other	2	$1,440
Net investment income		17,334
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	(18,923)
Affiliated issuers	1,781
In-kind redemptions	12,780
Currency transactions	5	(4,357)
Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	75,725
Affiliated issuers	(8,841)
Currency translations	(3)	66,881
Net realized gain (loss) and unrealized appreciation (depreciation)		62,524
Net increase (decrease) in net assets resulting from operations		$79,858
Refer to the notes to financial statements.

Capital Group Core Balanced ETF	5

Financial statements (continued)
Statements of changes in net assets

(dollars in thousands)

	Year ended December 31,	Year ended December 31,
	2024	2023*

Operations:
Net investment income	$17,334	$586
Net realized gain (loss)	(4,357)	(119)
Net unrealized appreciation (depreciation)	66,881	6,600
Net increase (decrease) in net assets resulting from operations	79,858	7,067
Distributions paid to shareholders	(17,177)	(522)
Net capital share transactions	1,209,397	107,627
Net assets:
Beginning of period	114,172	—
End of period	$1,386,250	$114,172

*	For the period September 26, 2023, commencement of operations, through December 31, 2023.
Refer to the notes to financial statements.

6	Capital Group Core Balanced ETF

Notes to financial statements
1.  Organization

Capital Group Core Balanced ETF (the “fund”) was organized on March 3, 2023 as a Delaware statutory trust. The fund’s fiscal year ends on December 31st. The fund, operating as an exchange-traded fund, is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company. The fund seeks to provide a balanced approach to total return (including income and capital gains) that is consistent with the preservation of capital over the long-term.
2.  Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board ("FASB"). The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
Operating segments – In the reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. The fund represents a single operating segment as the operating results of the fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that are executed by the fund’s portfolio management team.  A senior executive team comprised of the fund’s Principal Executive Officer and Principal Financial Officer, serves as the fund’s chief operating decision maker (“CODM”), who act in accordance with Board of Trustee reviews and approvals.  The CODM uses financial information, such as changes in net assets from operations, changes in net assets from fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess the fund’s profits and losses and to make resource allocation decisions.  Segment assets are reflected in the statement of assets and liabilities as net assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying statement of operations.
Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.
Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.
Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.
3.  Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of the fund is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Capital Group Core Balanced ETF	7

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. ETFs are generally valued at market prices which are based on the official closing price of, or the last reported sale price on, the principal exchange on which such underlying funds are traded, as of the close of business on the day the ETF is being valued or, lacking any sales, at the last available bid price.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

8	Capital Group Core Balanced ETF

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At December 31, 2024, all of the fund’s investment securities were classified as Level 1.
4.  Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.
Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Events (including public health emergencies, such as the spread of infectious disease), bank failures and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.
Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks) may involve larger price swings and greater potential for loss than other types of investments.
Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.
Investing in debt instruments — Through its investments in one or more proprietary ETFs, the fund will have indirect exposure to debt securities. The prices of, and the income generated by, bonds and other debt securities held by the underlying fund(s) may be affected by factors such as the interest rates, maturities and credit quality of these securities.
Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of callable debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the  fund and/or an underlying fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the underlying fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Capital Group Core Balanced ETF	9

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying fund’s securities could cause the value of the underlying fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.
Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S. and securities tied economically to countries outside the U.S. may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S.. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value, than those in the U.S.. In addition, the value of investments outside the U.S. may be reduced by foreign taxes. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio.
Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss. Depending on market conditions, reduced liquidity of fund holdings may also cause the fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the fund’s NAV.
Market trading — The fund shares are listed for trading on an exchange and are bought and sold on the secondary market at market prices. The market prices of fund shares are expected to fluctuate, in some cases materially, in response to changes in the fund’s net asset value (“NAV”), the intraday value of the fund’s holdings, and supply and demand for the fund shares. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for fund shares and/or for the holdings of the fund (including through a trading halt), among other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV and bid-ask spreads may widen. A bid-ask spread is the “spread” or difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). If you buy fund shares when their market price is at a premium or sell the fund shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively. Similarly, market volatility, disruptions to creations or redemptions, or a potential lack of an active trading market for the underlying funds’ shares may result in the fund’s shares trading significantly above (at a premium) or below (at a discount) to NAV and bid-ask spreads may widen.
Foreign securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the fund’s exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the fund’s exchange and the corresponding premium or discount to the fund’s NAV may widen.
Authorized Participant concentration — Only authorized participants may engage in creation or redemption transactions directly with the fund, and none of them is obligated to do so. The fund has a limited number of institutions that may act as authorized participants. In addition, to the extent that securities held by the fund are traded outside a collateralized settlement system, authorized participants may be required to post collateral on certain trades on an agency basis (on behalf of other market participants), which only a limited number of authorized participants may be able to do. If authorized participants exit the business or are unable to or elect not to engage in creation or redemption transactions, and no other authorized participant engages in such function, fund shares may trade at a premium or discount to the fund’s net asset value and/or at wider intraday bid-ask spreads and possibly face trading halts or delisting.
Nondiversification — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than might be the case if the fund were more broadly diversified.

10	Capital Group Core Balanced ETF

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments and cash could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.
Fund structure — The fund invests in one or more proprietary underlying funds to achieve its allocation to debt securities, and incurs expenses related to the underlying fund(s). In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended (the "1940 Act"), the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.
Underlying fund risks — Because the fund’s allocation to debt securities consists of one or more underlying funds, the fund’s risks are directly related to the risks of the underlying fund(s). For this reason, it is important to understand the risks associated with investing in the underlying fund(s), as described below.
Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.
Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.
Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.
Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.
Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. When the fund holds variable or floating rate

Capital Group Core Balanced ETF	11

securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.
5.  Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.
As of and during the year ended December 31, 2024, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.
The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.
Non-U.S. taxation — Dividend and interest income, are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.
During the year ended December 31, 2024, the fund reclassified $12,667,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.
As of December 31, 2024, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):
Undistributed ordinary income	227
Capital loss carryforward*	(16,821)
Gross unrealized appreciation on investments	102,136
Gross unrealized depreciation on investments	(28,980)
Net unrealized appreciation (depreciation) on investments	73,156
Cost of investments	1,312,038

*
The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

12	Capital Group Core Balanced ETF

Distributions paid  were characterized for tax purposes as follows (dollars in thousands):
Year ended December 31, 2024			Year ended December 31, 2023
Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
$17,177	$—	$17,177	$522 †	$—	$522 †

† For the period September 26, 2023, commencement of operations, through December 31, 2023.
6.  Fees and transactions

CRMC, the fund’s investment adviser, is the parent company of Capital Client Group, Inc. (“CCG”), the principal underwriter of the fund’s shares. CRMC and CCG are considered related parties to the fund.
Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees, accrued daily. These fees are based on an annual rate of 0.33% of daily net assets. Under the terms of the agreement, in addition to providing investment advisory services, the investment adviser and its affiliates provide certain administrative services to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact the fund’s investments. The agreement provides that the investment adviser will pay all ordinary operating expenses of the fund other than management fees, interest expenses, taxes, acquired fund fees and expenses, attributable to an investment in an acquired fund that is not managed or advised by the fund’s investment adviser or its affiliates, costs of holding shareholder meetings, legal fees and expenses relating to arbitration or litigation, payments under the fund’s plan of distribution (if any) and other non-routine or extraordinary expenses. Additionally, the fund will be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.
Acquired (underlying) fund fees and expenses are not included in the fees and expenses of the fund since they are indirectly reflected in the valuation of each of the underlying funds.  These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. The fund does not pay for acquired fund fees and expenses attributable to an investment in an underlying fund that is managed or advised by the fund’s investment adviser or its affiliate; therefore, the investment advisory services fee is reduced by these acquired fund fees and expenses.  For the period ended December 31, 2024, the fund’s annualized operating expense ratio, excluding acquired fund fees and expenses, was 0.22% of average daily net assets, and the annualized net effective expense ratio, inclusive of acquired fund fees and expenses, was 0.33% of average daily net assets.
Transfer agency and administration services – The fund has entered into a transfer agency and service agreement and an administration agreement with State Street Bank and Trust Company (“State Street”). Under the terms of the transfer agency agreement, State Street (or an agent, including an affiliate) acts as transfer agent and dividend disbursing agent for the fund. Under the terms of the administration agreement, State Street provides necessary administrative, legal, tax and accounting, regulatory and financial reporting services for the maintenance and operations of the fund. The investment adviser bears the costs of services under these agreements.
Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC and CCG. No affiliated officers or trustees received any compensation directly from any of the fund.
Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC. CCF shares are not available to the public. CRMC does not receive an investment advisory services fee from CCF.
Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by each fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. The fund did not engage in any such purchase or sale transactions with any related funds during the period ended December 31, 2024.

Capital Group Core Balanced ETF	13

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the period ended December 31, 2024.
7.  Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.
8.  Capital share transactions

The fund issues and redeems shares at NAV only with certain authorized participants in large increments known as creation units. Purchases of creation units are made by tendering a basket of designated securities and cash to the fund, and redemption proceeds are paid with a basket of securities from the fund’s portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per creation unit on the transaction date. The fund may issue creation units to authorized participants in advance of the delivery and settlement of all or a portion of the designated securities. When this occurs, the authorized participant provides cash collateral in an amount equal to 105% of the daily marked to market value of the securities that have not yet been delivered to the fund. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. Realized gains or losses resulting from redemptions of shares in-kind, if any, are reflected separately in the fund’s statement of operations.
The fund’s shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming creation units of a fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. In addition, for cash creation unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the authorized participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in the fund’s statement of changes in net assets.
Capital share transactions in the fund were as follows (dollars and shares in thousands):
Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2024
$1,292,989	43,000	$—	—	$(83,592)	(2,780)	$1,209,397	40,220
For the period September 26, 2023*, through December 31, 2023
$107,627	4,184	$—	—	$—	—	$107,627	4,184

*	Commencement of operations.

14	Capital Group Core Balanced ETF

9.  Investment transactions

The fund engaged in purchases and sales of investment securities, excluding in-kind transactions, short-term securities and U.S. government obligations, if any, of $296,838,000 and $156,143,000, respectively, during the year ended December 31, 2024.
The fund received and delivered securities in-kind of $1,150,867,000 and $84,597,000, respectively, from the authorized participants to support creation transactions during the year ended December 31, 2024.

Capital Group Core Balanced ETF	15

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[2]	Net effective expense ratio[3,4]	Ratio of net income (loss) to average net assets
12/31/2024	$27.29	$.83	$3.70	$4.53	$(.60 )	$—	$(.60 )	$31.22	16.67%	$1,386	.23%	.33%	2.72%
12/31/2023[5,6]	24.84	.27	2.31	2.58	(.13 )	—	(.13 )	27.29	10.39 [7]	114	.22 [8]	.33 [8]	3.92 [8]

	Year ended December 31, 2024	Period ended December 31, 2023[5,6,7]
Portfolio turnover rate[9]	24%	3%

[1]	Based on average shares outstanding.
[2]	This column does not include expenses of the underlying funds in which the fund invests.
[3]
This column reflects the net effective expense ratio of the fund, which includes the fund’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented.

[4]	Unaudited.
[5]	Based on operations for a period that is less than a full year.
[6]	For the period September 26, 2023, commencement of operations, through December 31, 2023.
[7]	Not annualized.
[8]	Annualized.
[9]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
Refer to the notes to financial statements.

16	Capital Group Core Balanced ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Capital Group Core Balanced ETF and Shareholders of Capital Group Core Balanced ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital Group Core Balanced ETF (the “Fund”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2024 and for the period September 26, 2023 (commencement of operations) through December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year ended December 31, 2024, and the changes in its net assets and the financial highlights for the year ended December 31, 2024 and for the period September 26, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Los Angeles, California
February 12, 2025
We have served as the auditor of one or more investment companies in The Capital Group group of investment companies since 1934.

Capital Group Core Balanced ETF	17

Tax informationunaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2024:
Qualified dividend income	$6,884,000
Section 199A dividends	$5,000
Section 163(j) interest dividends	$10,577,000
Corporate dividends received deduction	$5,485,000
U.S. government income that may be exempt from state taxation	$3,093,000
Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2025 , to determine the  calendar year amounts to be included on their 2024 tax returns. Shareholders should consult their tax advisors.

18	Capital Group Core Balanced ETF

Changes in and disagreements with accountants

Not applicable
Matters submitted for shareholder vote

Not applicable
Remuneration paid to directors, officers and others

Trustee compensation is paid by the investment adviser pursuant to the Investment Advisory and Service Agreement.
Approval of Investment Advisory and Service Agreement

Not applicable

Capital Group Core Balanced ETF	19

ITEM 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable

ITEM 9 - Proxy Disclosures for Open-End Management Investment Companies

Not applicable

ITEM 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Trustee compensation is paid by the investment adviser pursuant to the Investment Advisory and Service Agreement.

ITEM 11 - Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable

ITEM 12 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 13 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 14 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 15 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 16 - Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 18 - Recovery of Erroneously Awarded Compensation

Not applicable

ITEM 19 - Exhibits

(a)(1) Code of Ethics - See Item 2

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Capital Group Core Balanced ETF

By   /s/ Michael W. Stockton

Michael W. Stockton,

Executive Vice President and Principal Executive Officer

Date: March 07, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By   /s/ Michael W. Stockton

Michael W. Stockton,

Executive Vice President and Principal Executive Officer

Date: March 07, 2025

By   /s/ Troy S. Tanner

Troy S. Tanner,

Treasurer and Principal Financial Officer

Date: March 07, 2025